Execution Version

AMENDMENT NO. 12 TO
TRANSFER AND ADMINISTRATION AGREEMENT
THIS AMENDMENT NO. 12 TO TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of June 3, 2016, is by and among THOROUGHBRED FUNDING, INC., a Virginia corporation (the “SPV”), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, as originator (in such capacity, the “Originator”) and as servicer (in such capacity, the “Servicer”), NORFOLK SOUTHERN CORPORATION, a Virginia corporation (“NSC”), the “Conduit Investors” party hereto, the “Committed Investors” party hereto, the “Managing Agents” party hereto, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as the Administrative Agent for the Investors, and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Transfer and Administration Agreement (defined below).

WHEREAS, the SPV, the Servicer, NSC, the Conduit Investors, the Committed Investors, the Managing Agents and the Administrative Agent are parties to that certain Transfer and Administration Agreement dated as of November 8, 2007 (as amended, supplemented or otherwise modified as of the date hereof, the “Transfer and Administration Agreement”); and
WHEREAS, the parties to the Transfer and Administration Agreement have agreed to amend the Transfer and Administration Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendment to the Transfer and Administration Agreement. Effective as of the date first written above and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Transfer and Administration Agreement is hereby amended as follows:
1.1.    The definition of “Alternate Rate” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Alternate Rate” means (i) with respect to the Investor Group for which Wells Fargo Bank, National Association is the Managing Agent, for each day during any Rate Period for any Portion of Investment, an interest rate per annum equal to LMIR for such day plus 0.70%, (ii) during any Manhattan Termination Period with respect to the Investor Group for which SMBC Nikko Securities America, Inc. is the Managing Agent, for each day during any Rate Period for any Portion of Investment, an interest rate per annum equal to the LIBO Rate plus 0.70% and (iii) with respect to any other Investor Group for any Rate Period for any Portion of Investment, an interest rate per annum equal to the LIBO Rate plus 2.00%.
1.2.    The definition of “Commitment Termination Date” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment Termination Date” means June 1, 2018, or such later date to which the Commitment Termination Date may be extended by the Committed Investors (in their sole discretion).
1.3.    The definition of “Concentration Limit” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Concentration Limit” means, for any Obligor of any Receivable, at any time, (i) if such Obligor has a short-term debt rating from at least one of Moody’s or S&P at such time, the applicable percentage set forth below corresponding to such rating (or, if such Obligor has a short-term debt rating from both of Moody’s and S&P at such time, corresponding to the lower of such ratings); (ii) if such Obligor does not have a short-term debt rating from either Moody’s or S&P at such time but has a long-term debt rating from at least one of Moody’s or S&P at such time, the applicable percentage set forth below corresponding to such rating  (or, if such Obligor has a long-term debt rating from both of Moody’s and S&P at such time, corresponding to the lower of such ratings); and (iii) otherwise, 3.25%;

Short-Term Rating		Long-Term Rating
S&P Rating	Moody’s Rating	S&P Rating	Moody’s Rating	Limit
A-1	P-1	A+	A1	13.00%
A-2	P-2	BBB+	Baa1	13.00%
A-3	P-3	BBB-	Baa3	6.50%
Below A-3	Below P-3	Below BBB-	Below Baa3	3.25%

provided, that the percentages set forth above with respect to an Obligor may be increased as consented to by all of the Managing Agents in writing from time to time.

1.4.    The definition of “LIBO Rate” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended to insert the following phrase immediately before the period at the end thereof:
“; provided, further that in the event that the rate as published shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement”.
1.5.    The definition of “LMIR” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended to insert the following phrase immediately before the period at the end thereof:
“; provided, that, in the event that the rate appearing on such page or as so determined by such Managing Agent shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement”.
1.6.    The definition of “Manhattan Termination Period” is hereby added to Section 1.1 of the Transfer and Administration Agreement to read as follows:

“Manhattan Termination Period” is defined in Section 2.3(f).
1.7.    The definition of “Yield Payment Date” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Yield Payment Date” means with respect to any Portion of Investment as to which Yield is calculated (a) at the CP Rate, the Base Rate or the rates specified in clauses (i) or (ii) of the definition of “Alternate Rate”, each Settlement Date, or (b) at the rate specified in clause (iii) of the definition of “Alternate Rate”, the last day of each Rate Period.
1.8.    Section 2.3 of the Transfer and Administration Agreement is hereby amended to add the following new clause (f) immediately following clause (e) thereof:
(f)    Notwithstanding any provision contained in this Agreement to the contrary, SMBC Nikko Securities America, Inc. as Managing Agent may, by written notice delivered at least two (2) Business Days prior to a Settlement Date, notify the SPV and the Administrative Agent that Manhattan Asset Funding Company LLC shall cease funding Investments hereunder, effective as of the next succeeding Settlement Date. Such notice shall remain in effect from and after the Settlement Date identified in such notice until such notice is revoked by written notice from SMBC Nikko Securities America, Inc. as Managing Agent to the SPV and Administrative Agent, delivered at least two (2) Business Days prior to a Settlement Date, specifying the Settlement Date on which Manhattan Asset Funding Company LLC shall consider funding requests for Investments hereunder (any such period, a “Manhattan Termination Period”).
1.9.    Schedule II of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule I hereto.
1.10.    Schedule IV of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows: “[RESERVED].”
1.11.    Schedule 11.3 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule II hereto.
1.12.    Exhibit F of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule IV hereto.
Section 2.    Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon:
2.1.    the payment by Wells Fargo of the amount required to be paid by Wells Fargo pursuant to Section 3.1 of this Amendment;
2.2.    the receipt by PNC Bank National Association (“PNC”), by wire transfer of immediately available funds to the account specified by PNC, of an amount equal to $22,900,753.68, comprised of (x) $22,857,142.85 in repayment of its Investor Group Net Investment and (y) $43,610.83 from the SPV, constituting all accrued Yield, fees and other Aggregate Unpaids (other than its Investor Group Net Investment) owing to the members of the Investor Group for which it acts as Managing Agent;

2.3.    the receipt by each of BTMU, SMBC Nikko Securities America, Inc. and Wells Fargo, each as a Managing Agent, for the account of the Investors in the related Investor Group, of the Upfront Fee specified in the Fee Letter by wire transfer of immediately available funds to the account specified for such Managing Agent in the Fee Letter; and
2.4.    the receipt by the Administrative Agent of this Amendment and the Amended and Restated Fee Letter, dated as of the Effective Date (the “Fee Letter”), duly executed by the parties thereto.
Section 3.    Joinder; Non-Pro Rata Investment.
3.1.    The SPV requests that Wells Fargo, as Managing Agent for the applicable Investors in its Investor Group, make payments in respect of the Net Investment of such Investor Group, and the Committed Investor in such Investor Group shall, make a payment in the amount of $22,857,142.85 in accordance with the instructions specified on Schedule III.
3.2.    Wells Fargo (i) confirms that it has received a copy of the Transfer and Administration Agreement and the First Tier Agreement, together with copies of the financial statements referred to in Section 6.1(a) of the Transfer and Administration Agreement, to the extent delivered through the date hereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any of its Affiliates, any other Committed Investor, Conduit Investor, or Managing Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transfer and Administration Agreement and any other Transaction Document; (iii) (A) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Transfer and Administration Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto and (B) appoints and authorizes Wells Fargo to act as Managing Agent for the related Investor Group and to take such action as agent on its behalf and to exercise such powers and discretion under the Transfer and Administration Agreement and the other Transaction Documents as are delegated to a Managing Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Transfer and Administration Agreement, are required to be performed by it as a Committed Investor.
3.3.    Effective as of the Effective Date, (i) Wells Fargo shall become a party to the Transfer and Administration Agreement and, to the extent provided in this Section 3, have the rights and obligations of a Committed Investor thereunder and under the other Transaction Documents, (ii) there shall be a new Investor Group consisting of Wells Fargo as the Committed Investor and Managing Agent, (iii) PNC shall relinquish its respective rights and be released from its respective obligations as Managing Agent and Committed Purchaser under the Transfer and Administration Agreement, and (iv) PNC shall cease to be party to the Transfer and Administration Agreement and the other Transaction Documents (including, without limitation, the Fee Letter) and shall have no further rights or obligations thereunder; provided that the provisions of Article IX and Sections 11.11 and 11.12 of the Transfer and Administration Agreement shall continue in effect for PNC’s benefit in respect of any actions taken or omitted to be taken by PNC as “Committed Investor” or “Managing Agent”, as applicable, under the Transfer and Administration Agreement and the other Transaction Documents prior to the Effective Date.
3.4.    PNC acknowledges and agrees that notwithstanding the terms of that certain Fee Letter, dated as of October 16, 2014 (the “Existing Fee Letter”), by and among the SPV, PNC and the other

Managing Agents party thereto, the consent of PNC shall not be required in order to amend, restate, supplement or otherwise modify, or waive any provision of or provide any consent under, the Existing Fee Letter.
Section 4.    Consents. Notwithstanding any provision of the Transfer and Administration Agreement to the contrary, each of the Managing Agents and the Investors hereby consents to (x) the non-pro rata payments in respect of the Investor Group Net Investment of the Investor Group for which PNC acts as Managing Agent and (y) the non pro rata increase of the Net Investment of the Investor Group for which Wells Fargo acts as Managing Agent.
Section 5.    Representations and Warranties.
5.1.    (a)    Each of the SPV and the Originator hereby represents and warrants that:
(i)    This Amendment, the Transfer and Administration Agreement, as amended hereby, and the First Tier Agreement constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their respective terms.
(ii)    Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles IV and VI of the Transfer and Administration Agreement, as applicable, and as amended hereby, are true and correct in all material respects as of the date hereof.
(b)    The SPV hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.
Section 6.    Reference to and Effect on the Transfer and Administration Agreement.
6.1.    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Transfer and Administration Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Transfer and Administration Agreement and its amendments, as amended hereby.
6.2.    The Transfer and Administration Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
6.3.    Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Conduit Investors, the Committed Investors, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Transfer and Administration Agreement, any other Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.
Section 7.    CHOICE OF LAW.     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 8.    Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail (in .pdf or .tif format) of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
Section 9.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,
as SPV

By: __/s/ Thomas G. Werner__________________
Name:    Thomas G. Werner
Title:    Chairman and President

NORFOLK SOUTHERN RAILWAY COMPANY,
as Originator and as Servicer

By: __/s/ Thomas G. Werner__________________
Name:    Thomas G. Werner
Title:    Vice President and Treasurer

NORFOLK SOUTHERN CORPORATION

By: __/s/ Thomas G. Werner____________________
Name:    Thomas G. Werner
Title:    Vice President and Treasurer

Signature Page to Amendment No. 12 to
Transfer and Administration Agreement

PNC BANK NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By: _/s/ Eric Bruno__________________________
Name:    Eric Bruno
Title:    Senior Vice President

Signature Page to Amendment No. 12 to
Transfer and Administration Agreement

VICTORY RECEIVABLES CORPORATION,
as a Conduit Investor

By: _/s/ David V. DeAngelis______________
Name:    David V. DeAngelis
Title:    Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH,
as Administrative Agent and a Managing Agent

By: _/s/ Luna Mills______________________
Name:    Luna Mills
Title:    Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH,
as a Committed Investor

By: _/s/ Luna Mills______________________
Name:    Luna Mills
Title:    Managing Director

Signature Page to Amendment No. 12 to
Transfer and Administration Agreement

SMBC NIKKO SECURITIES AMERICA, INC.,
as a Managing Agent

By: _/s/ Yukimi Konno___________________
Name:    Yukimi Konno
Title:    Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Investor

By: _/s/ David W. Kee____________________
Name:    David W. Kee
Title:    Managing Director

MANHATTAN ASSET FUNDING COMPANY LLC,
as a Conduit Investor

By: MAF Receivables Corp., its Member

By: __/s/ April Grosse_____________________
Name:    April Grosse
Title:    Authorized Signatory

Signature Page to Amendment No. 12 to
Transfer and Administration Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By: _/s/ Isaac Washington__________________
Name:    Isaac Washington
Title:    Vice Presdient

Signature Page to Amendment No. 12 to
Transfer and Administration Agreement

Schedule I to Amendment No. 12 to
Transfer and Administration Agreement

SCHEDULE II
Investor Groups

BTMU Investor Group

Conduit Investor:	Victory Receivables Corporation
Committed Investor:	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
Commitment of The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch:	$160,000,000
Managing Agent:	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

SMBC Investor Group

Conduit Investor:	Manhattan Asset Funding Company LLC
Committed Investor:	Sumitomo Mitsui Banking Corporation
Commitment of Sumitomo Mitsui Banking Corporation:	$110,000,000
Managing Agent:	SMBC Nikko Securities America, Inc.

Wells Fargo Investor Group

Conduit Investor:	N/A
Committed Investor:	Wells Fargo Bank, National Association
Commitment of Wells Fargo Bank, National Association:	$80,000,000
Managing Agent:	Wells Fargo Bank, National Association

Schedule II to Amendment No. 12 to
Transfer and Administration Agreement

SCHEDULE 11.3
Address and Payment Information

If to Victory Receivables Corporation:

c/o The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
New York Branch
1221 Avenue of the Americas
New York, New York 10020
Attn: Securitization Group
Fax: (212) 782-6448
Tel: (212) 782-4911

If to The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
New York Branch:

1221 Avenue of the Americas
New York, New York 10020
Attn: Securitization Group
Fax: (212) 782-6448
Tel: (212) 782-4911

Payment Information:
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Account Title:    VRC
ABA:    026-009-632
Account Number:    310-051-428

If to SMBC Nikko Securities America, Inc.:

277 Park Avenue, 5th Floor
New York, NY 10172
Attn:    Derrick Hur/Structured Finance Group
Email:    dhur@smbcnikko-si.com
Tel:    (212) 224-5340

Payment Information:
Manhattan Asset Funding Company LLC
Deutsche Bank Trust Company Americas
Beneficiary:    Trust and Securities Services
ABA:    021-001-033
Account Number:    01-41-9647
Payment Details:    PORT MANHAFC.3

If to Manhattan Asset Funding Company LLC:

c/o SMBC Nikko Securities America, Inc.
277 Park Avenue, 5th Floor
New York, NY 10172
Attn:    Carolyn Schembri
Fax:    (212) 224-4929
Tel:    (212) 224-5347

If to Sumitomo Mitsui Banking Corporation:

Sumitomo Mitsui Banking Corporation
277 Park Avenue
New York, NY 10172
Attn: Ana Tarysuk, US Corporate Banking
Phone: 212-224-4110

If to Wells Fargo Bank, National Association:

Wells Fargo Bank, N.A.
1100 Abernathy Road, NE 16th Floor
Atlanta, GA 30328-5657
Attn: Isaac Washington, Vice President
Tel: 770-508-2167
Email: Isaac.Washington@wellsfargo.com

With a copy to:

Wells Fargo Bank, N.A.
1100 Abernathy Road, NE 16th Floor
Atlanta, GA 30328-5657
Attn: Jonathan Davis, Collateral Analyst
Tel: 770-508-2162
Fax: 866-671-9693
Email: Jonathan.davis@wellsfargo.com

With a copy to:

Wells Fargo Bank, N.A.
1100 Abernathy Road, NE 16th Floor
Atlanta, GA 30328-5657
Attn: Tim Brazeau, Collateral Analyst Manager
Tel: 770-508-2165
Fax: 855-818-1932
Email: Timothy.s.brazeau@wellsfargo.com

With a copy to: WFCFReceivablesSecuritizationAtlanta@wellsfargo.com

Payment Information:
Bank name: Wells Fargo Bank, N.A.
ABA/Routing: 121-000-248
Account Name: Wells Fargo Bank, N.A.
Account number: 37235547964503199
Reference: Thoroughbred Funding, Inc. A/R (TFN00)

If to the SPV:

Thoroughbred Funding, Inc.
Three Commercial Place
Norfolk, VA 23510
Fax:    (757) 629-2361
Tel:     (757) 629-2780

Payment Information:
Wells Fargo Bank, National Association
ABA:         121000248
Account Number:     2000035260855
Ref:        Thoroughbred Funding Inc Norfolk, VA

If to the Originator, NSC or the Servicer:

Norfolk Southern Railway Company
Norfolk Southern Corporation
Three Commercial Place
Norfolk, VA 23510
Fax:    (757) 629-2361
Tel:     (757) 629-2780

If to the Administrative Agent:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
New York Branch
1221 Avenue of the Americas
New York, New York 10020
Attn:    Securitization Group
Fax:    (212) 782-6448
Tel:     (212) 782-4911

Payment Information:
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Account Title: VRC
ABA:     026-009-632
Account Number:     310-051-428
Ref: Thoroughbred Funding Inc.

Schedule III to Amendment No. 12 to
Transfer and Administration Agreement

[See attached]

Schedule IV to Amendment No. 12 to
Transfer and Administration Agreement

Exhibit F

Form of Servicer Report

See Attached